Exhibit 99.1

Annual General Meeting August 2014 © 2014 Calmare Therapeutics, Inc..

THIS PRESENTATION CONTAINS “FORWARD - LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD - LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD - LOOKING STATEMENTS. WHEN USED IN THIS PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARD - LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS “PLAN,” “INTEND,” “MAY,” “WILL,” “EXPECT,” “BELIEVE,” “COULD,” “ANTICIPATE,” “ESTIMATE,” “CONTINUE” AND/OR SIMILAR EXPRESSIONS, OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY SUCH FORWARD - LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD - LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. © 2014 Calmare Therapeutics, Inc..

Our future … Our past …

We are a bio - therapeutic company focused on the development and commercialization of our proprietary and patented flagship medical product: the Calmare ® Pain Therapy device © 2014 Calmare Therapeutics, Inc..

• h eadquartered in Fairfield, CT since 1968 • publicly traded and in good standing on the OTCQX (“ CTTC ”) • the exclusive holder of global distribution and sales rights of the Calmare pain therapy device: 510(k) clearance • a U.S . Dept. of Defense contractor: GSA No .: V797P - 4300b © 2014 Calmare Therapeutics, Inc..

© 2014 Calmare Therapeutics, Inc..

© 2014 Calmare Therapeutics, Inc.. Chronic neuropathic pain is a major health issue with up to 25% of the US population suffering from chronic pain . To assess the degree of pain a patient is in, physicians and the FDA alike, use “The” Pain Scale.

Prescription painkiller overdoses killed more than 6,000 people in the U.S. in 2010. © 2014 Calmare Therapeutics, Inc..

Dr. David Borsook, MD. PhD Director of Pain, Children’s Hospital Mass General Hospital, Boston. Mass . “ We do not yet have medications or other treatments that can effectively alleviate chronic pain with speed or efficiency in the majority of patients . Doctors treat patients with a trial - and - error approach , initially prescribing drugs with fewer side effects, reflecting the lack of effective treatment options.” © 2014 Calmare Therapeutics, Inc..

© 2014 Calmare Therapeutics, Inc..

Our proprietary, patented, non - invasive medical device developed to treat high intensity oncologic and neuropathic pain without the harmful side effects of narcotic painkillers. • Immediate to prolonged pain relief • Procedure regimen : — 10 to 15 treatments over 2 weeks — 1 or 2 “Booster” treatments ( Year One), subject to diagnosis and pain severity • 510 (k) cleared for sales in the U . S . • CE marked for sales i n Europe • E . M . E . N . A . distribution © 2014 Calmare Therapeutics, Inc..

1. Certified practitioners place surface electrodes on the patient’s skin close to the pain source in order to access their C - fiber 2. Our patented multi - processor sends algorithmically - derived pain messages to the brain along the patient’s C - fibers No known side effects reported in use with over 6 , 000 patients Result: “ Pain ” signal – from pain site to brain – becomes “ No - Pain ” signal © 2014 Calmare Therapeutics, Inc..

1. Chemotherapy - Induced Peripheral Neuropathy (CIPN) 2. Chronic Regional Pain Syndrome (CRIP) 3. Failed Back Surgery Syndrome 4. Chronic Post - herpetic Neuralgia (Shingles) 5. Sciatic and Lumbar Pain 6. Low Back Pain (LBP) 7. Post - Surgical Pain 8. Brachial Plexus Pain 9. Phantom Limb Syndrome 10. Neuropathic Pain © 2014 Calmare Therapeutics, Inc..

• 33 patients • P ilot study • T erminal cancer patients • S evere drug resistance • 10 treatments Marineo G et al International Congress Series 1255(203) 381 - 388 Calmare Treatment Pilot Study Results The pain was reduced to zero. © 2014 Calmare Therapeutics, Inc..

© 2014 Calmare Therapeutics, Inc.. Ave. Daily CIPN Scores With Calmare Treatments Pachman D, Loprinzi C, et al. Proc ASCO 2014, submitted • 53% reduction in pain score from baseline to day 10 • a 44% reduction (6.0 to 3.3) in tingling • 37% reduction in numbness

Calmare v. Clonazepam : Drugs (control group) and one treated with Calmare (26/Drug – 26/ST) G. Marineo, T . Smith, et al, JPSM 2011 72 % of patients pain and drug free 20 % of patients on reduced drug dosages © 2014 Calmare Therapeutics, Inc..

64% reduction in pain score Smith T. et al Journal of Pain And Symptom Management 2010 © 2014 Calmare Therapeutics, Inc..

CALMARE
Making pain-free a reality

What do the independent clinicians say?

- **Mayo Clinic:** Charles Loprinzi, MD (Third Annual Cancer Pain Conference)
  - **"(Calmare) therapy looks very promising in 3 pilot trials; a randomized trial is in development"**

- **Johns Hopkins Medical Institute:** Tom Smith, MD (*Journal of Pain & Palliative Care Pharmacotherapy*. 2013;27:359–364)
  - "…Calmare therapy appeared to **reduce both acute and chronic pain;** and, **substantially reduced the interference of pain with normal life in every scale measured**.

- **Virginia Commonwealth University**: Angela Starkweather, Ph.D., (Associate Professor, *Presentation on Scrambler Therapy for Persistent Low Back Pain*)
  - A potentially **effective non-pharmacological therapy for ameliorating pain intensity in patients with persistent low back pain ...**

© 2014 Calmare Therapeutics, Inc..

T his market is how big?

$ 28 . 6 billion : Global pain management therapeutic market ( CAGR of 5 . 3 % between 2002 and 2010 ) 116 million : Amount of U . S . adults experiencing chronic pain daily 15 million : Amount U . S . adults suffering from neuropathic pain * CTI is targeting : 1% of the global market © 2014 Calmare Therapeutics, Inc..

Each New Patient : 12 treatments over 2 weeks Primary Treatment Cost: $250 per patient = $3,000 1 over 2 weeks (est.) Practice Income (per month): 12 patients $ 36,000 Product Leasing: $ 1,900 2 Monthly Profit: $ 34,100 1 Average per patient cost Nationwide. 2 5% interest, 60 month lease, Calmare Credit Corp, subject to credit approval © 2014 Calmare Therapeutics, Inc..

What happens now?

© 2014 Calmare Therapeutics, Inc.. GSA contract line item (1Q 2015) : - $2.0 billion (announced Aug 2014): $187 million available - $3.0 to 5.0 million in unused funds: available to pain (VA) Raise $8.0 million (2Q 2015) : $3.0 million bridge (4Q 2014) - $2.0 million – Pivotal Study (CIPN: 200 patients, multi - site, sham control) - $1.0 million – Operations (CMO and two nurses practitioners) $5.0 million offering (2Q 2015) - $2.0 million – Pivotal Study (CRIPs, Failed Lower Back) - $1.5 million – R&D - $1.5 million – Operations

A. Private practices in the United States - Nurse/Sales Rep duo B. U.S. military - Authorized GSA vendor C. International Calmare distributors - E urope, M id. E ast, N o. A frica - Far East and Oceana Break Even © 2014 Calmare Therapeutics, Inc.. 1 Device per Week